Exhibit 10.29.14

EXECUTION VERSION

AMENDMENT NO. 14 TO

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 14 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”) is made and entered into as of August 3, 2020, by and between Bank of America, N.A. (“Buyer”) and loanDepot.com, LLC (“Seller”). This Amendment amends that certain Amended and Restated Master Repurchase Agreement by and between Buyer and Seller, dated as of July 17, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).

R E C I T A L S

Buyer and Seller have previously entered into the Agreement pursuant to which Buyer may, from time to time, purchase certain mortgage loans from Seller and Seller agrees to sell certain mortgage loans to Buyer under a master repurchase facility. Buyer and Seller hereby agree that the Agreement shall be amended as more fully provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.	Amendment. Effective as of August 3, 2020, the Agreement is hereby amended as follows:

(a) Article 3.3 of the Agreement is hereby amended by deleting clause (a) thereof in its entirety and replacing it with the following (modified text underlined for review purposes):

(a)

Dry Mortgage Loans. Prior to any Transaction related to a Dry Mortgage Loan (including eMortgage Loans), Seller shall deliver to Buyer or its Custodian, or authorize and direct the Closing Agent to deliver to Buyer or its Custodian, the related Mortgage Loan Documents; provided that, with respect to an eMortgage Loan, Seller shall deliver to Custodian each of Buyer’s and Seller’s MERS Org IDs, and shall cause (i) the Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to Buyer, (iii) the Location status of the related eNote to be transferred to Custodian, and (iv) the Delegatee status of the related eNote to be transferred to Custodian, in each case using MERS eDelivery and the MERS eRegistry (collectively, the “eNote Delivery Requirements”).

(b) Article 6.1 of the Agreement is hereby amended by deleting such article in its entirety and replacing it with the following (modified text underlined for review purposes):

6.1

Grant of Security Interest in Purchased Assets; Precautionary Grant of Security Interest in Purchased Mortgage Loans. As security for the performance of all of Seller’s obligations hereunder, Seller hereby pledges, assigns and grants to Buyer a continuing first priority security interest in and lien upon the Purchased Assets and Buyer shall have all the rights and remedies of a “secured party” under the Uniform Commercial Code with respect to the Purchased Assets. Further, with respect to the Purchased Mortgage Loans, although the parties intend that all Transactions hereunder be sales and purchases (other than for accounting and tax purposes) and not loans, and without prejudice to the provisions of Section 6.6 and the expressed intent of the parties, if any

Transactions are deemed to be loans, as security for the performance of all of Seller’s obligations hereunder, or if any determination is made that the servicing rights related to the Purchased Mortgage Loans were not sold by Seller to Buyer or that the servicing rights are not an interest in a Purchased Mortgage Loan and are severable from the Purchased Mortgage Loan despite Buyer’s and Seller’s express intent herein to treat them as included in the purchase and sale transaction, Seller hereby pledges, assigns and grants to Buyer a continuing first priority security interest in and lien upon the Purchased Mortgage Loans, including, without limitation, the servicing rights related to the Purchased Mortgage Loans, and Buyer shall have all the rights and remedies of a “secured party” under the Uniform Commercial Code with respect to the Purchased Mortgage Loans. Possession of any promissory notes, instruments or documents by the Custodian shall constitute possession on behalf of Buyer, and Control of an eNote by the Custodian shall constitute Control on behalf of Buyer. At any time and from time to time, upon the written request of Buyer, and at the sole expense of Seller, Seller will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Buyer may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Purchased Assets, the Purchased Mortgage Loans and the liens created hereby. Seller also hereby authorizes Buyer to file any such financing or continuation statement in a manner consistent with this Agreement to the extent permitted by applicable law. For purposes of the Uniform Commercial Code and all other relevant purposes, this Agreement shall constitute a security agreement.

(c) Article 7.2 of the Agreement is hereby amended by deleting the final paragraph of such article in its entirety and replacing it with the following (modified text underlined for review purposes):

For the avoidance of doubt, notwithstanding that foregoing conditions may be satisfied with respect to any Transaction request, Buyer shall be under no obligation to enter into any Transaction, including, without limitation, Transactions the subject of which are eMortgage Loans, and whether the Buyer enters into any Transaction shall be at the sole and good faith discretion of Buyer.

(d) Article 9.3 of the Agreement is hereby amended by (i) deleting the “and” at the end of clause (o), (ii) deleting the “.” at the end of clause (p) and replacing it with “; and”, and (iii) adding the following new clause (q) immediately at the end thereof:

(q)	upon Seller becoming aware of any Control Failure with respect to a Purchased Mortgage Loan that is an eMortgage Loan or any eNote Replacement Failure.

(e) Article 9 of the Agreement is hereby amended by adding the following new article immediately at the end thereof:

9.13

MERS. Seller will comply in all material respects with the rules and procedures of MERS in connection with the servicing of all Purchased Mortgage Loans that are registered with MERS and, with respect to Purchased Mortgage Loans that are eMortgage Loans, the maintenance of the related eNotes on the MERS eRegistry for as long as such Purchased Mortgage Loans are so registered.

(f) Exhibit A of the Agreement is hereby amended by deleting the definitions of “Custodial Agreement” and “Electronic Tracking Agreement” in their respective entireties and replacing them with the following (modified text underlined for review purposes):

Custodial Agreement: That certain Second Amended and Restated Custodial Agreement, dated as of August 3, 2020, among Buyer, Seller and Custodian, as the same may be amended, supplemented or otherwise modified from time to time.

Electronic Tracking Agreement: One or more Electronic Tracking Agreements with respect to (x) the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Purchased Mortgage Loans held on the MERS System, and (y) the tracking of the Control of eNotes held on the MERS eRegistry, each in a form acceptable to Buyer.

(g) Exhibit A of the Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

Agency-Required eNote Legend: The legend or paragraph required by Fannie Mae or Freddie Mac, as applicable, to be set forth in the text of an eNote, which includes the provisions set forth on Exhibit 19 to the Custodial Agreement, as may be amended from time to time by Fannie Mae or Freddie Mac, as applicable.

Authoritative Copy: With respect to an eNote, the unique copy of such eNote that is within the Control of the Controller.

Bailee Letter: As defined in the Custodial Agreement.

Control: With respect to an eNote, the “control” of such eNote within the meaning of UETA and/or, as applicable, E-SIGN, which is established by reference to the MERS eRegistry and any party designated therein as the Controller.

Control Failure: With respect to an eNote, (i) if the Controller status of the eNote shall not have been transferred to Buyer, (ii) Buyer shall otherwise not be designated as the Controller of such eNote in the MERS eRegistry (other than pursuant to a Bailee Letter), (iii) if the eVault shall have released the Authoritative Copy of an eNote in contravention of the requirements of the Custodial Agreement, or (iv) if the Custodian initiated any changes on the MERS eRegistry in contravention of the terms of the Custodial Agreement.

Controller: With respect to an eNote, the party designated in the MERS eRegistry as the “Controller”, and who in such capacity shall be deemed to be “in control” or to be the “controller” of such eNote within the meaning of UETA or E-SIGN, as applicable.

Delegatee: With respect to an eNote, the party designated in the MERS eRegistry as the “Delegatee” or “Delegatee for Transfers”, who in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller such as Transfers of Control and Transfers of Control and Location.

Electronic Agent: MERSCORP Holdings, Inc., or its successor in interest or assigns.

Electronic Record: With respect to an eMortgage Loan, the related eNote and all other documents comprising the Mortgage Loan File electronically created and that are stored in an electronic format, if any.

eMortgage Loan: A Mortgage Loan with respect to which there is an eNote and as to which some or all of the other documents comprising the related Mortgage Loan File may be created electronically and not by traditional paper documentation with a pen and ink signature.

eNote: With respect to any eMortgage Loan, the electronically created and stored Mortgage Note that is a Transferable Record.

eNote Delivery Requirement: As defined in Section 3.3(a).

eNote Replacement Failure: As defined in the Custodial Agreement.

E-SIGN: The Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq.

eVault: An electronic repository established and maintained by an eVault Provider for delivery and storage of eNotes.

eVault Provider: Document Systems, Inc. d/b/a DocMagic, or its successor in interest or assigns, or such other entity agreed upon by Custodian and Buyer.

Hash Value: With respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored with MERS.

Location: With respect to an eNote, the location of such eNote which is established by reference to the MERS eRegistry.

MERS eDelivery: The transmission system operated by the Electronic Agent that is used to deliver eNotes, other Electronic Records and data from one MERS eRegistry member to another using a system-to-system interface and conforming to the standards of the MERS eRegistry.

MERS eRegistry: The electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller, Delegatee and Location of the Authoritative Copy of registered eNotes.

MERS Org IDs: As defined in the Custodial Agreement.

MERS System: The mortgage electronic registry system operated by the Electronic Agent that tracks changes in Mortgage ownership, mortgage servicers and servicing rights ownership.

Seller’s Release: A Seller’s release in substantially the form set forth on Exhibit O attached hereto.

Servicing Agent: With respect to an eNote, the field entitled, “Servicing Agent” in the MERS eRegistry.

Transfer of Control: With respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller of such eNote.

Transfer of Control and Location: With respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote.

Transferable Record: An Electronic Record under E-SIGN and UETA that (i) would be a note under the Uniform Commercial Code if the Electronic Record were in writing, (ii) the issuer of the Electronic Record has expressly agreed is a “transferable record”, and (iii) for purposes of E-SIGN, relates to a loan secured by real property.

UETA: The Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999.

Unauthorized Servicing Agent Modification: As defined in the Custodial Agreement.

Warehouse Lender’s Release: A warehouse lender’s release in substantially the form set forth on Exhibit P attached hereto.

(h) Exhibit L of the Agreement, “Representations and Warranties Concerning Purchased Assets”, is hereby amended by inserting the following new clauses immediately at the end thereof:

(hh)	eNote Legend. If the Mortgage Loan is an eMortgage Loan, the related eNote contains the Agency-Required eNote Legend.

(ii)	eNotes. With respect to each eMortgage Loan, the related eNote satisfies all of the following criteria:

(i)	the eNote bears a digital or electronic signature;

(ii)	the Hash Value of the eNote indicated in the MERS eRegistry matches the Hash Value of the eNote as reflected in the eVault;

(iii)

there is a single Authoritative Copy of the eNote, as applicable and within the meaning of Section 9-105 of the Uniform Commercial Code or Section 16 of the UETA, as applicable, that is held in the eVault;

(iv)	the Location status of the eNote on the MERS eRegistry reflects the MERS Org ID of the Custodian;

(v)	the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of Buyer;

(vi)	the Delegatee status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian;

(vii)	the Servicing Agent status of the eNote on the MERS eRegistry reflects the MERS Org ID of Seller;

(viii)	There is no Control Failure, eNote Replacement Failure or Unauthorized Servicing Agent Modification with respect to such eNote;

(ix)	the eNote is a valid and enforceable Transferable Record or comprises “electronic chattel paper” within the meaning of the Uniform Commercial Code;

(x)

there is no defect with respect to the eNote that would result in Buyer having less than full rights, benefits and defenses of “Control” (within the meaning of the UETA or the Uniform Commercial Code, as applicable) of the Transferable Record; and

(xi)	there is no paper copy of the eNote in existence nor has the eNote been papered-out.

(i) The Agreement is hereby amended by adding Exhibit O immediately following Exhibit N thereof in the form of Annex 1 attached hereto; the Agreement is hereby further amended by adding Exhibit P immediately following the new Exhibit O in the form of Annex 2 attached hereto.

2.

No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Buyer as provided under the Agreement. To the extent any amendments to the Agreement contained herein conflict with any previous amendments to the Agreement, the amendments contained herein shall control.

3.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

4.

Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, after giving effect to this Amendment, (i) Seller is in full compliance with all of the terms and conditions of the Principal Agreements and remains bound by the terms thereof, and (ii) no Potential Default or Event of Default has occurred and is continuing under the Principal Agreements.

5.

Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Section 5-1401 of the New York General Obligations Law which shall govern). All legal actions between or among the parties regarding the Agreement, including, without limitation, legal actions to enforce the Agreement or because of a dispute, breach or default of the Agreement, shall be brought in the federal or state courts located in New York County, New York, which courts shall have sole and exclusive in personam, subject matter and other jurisdiction in connection with such legal actions and the parties acknowledge and agree that venue in such courts shall be convenient and appropriate for all purposes.

6.

Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

7.

Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”) may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed simultaneously in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Buyer of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Electronic Signatures and facsimile signatures shall be deemed valid and binding to the same extent as the original. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

[signature pages follow]

IN WITNESS WHEREOF, Buyer and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above. Buyer shall have no obligation to honor the terms and conditions of this Amendment if Seller fails to fully execute and return this document to Buyer within three (3) days after the date hereof.

BANK OF AMERICA, N.A.	LOANDEPOT.COM, LLC

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Amendment No. 14 to A&R MRA (BANA/loanDepot)

ANNEX 1

EXHIBIT O

FORM OF SELLER’S RELEASE

Bank of America, N.A.

Warehouse Lending

200 N. College St.

Mail Code: NC1-004-04-21

Charlotte, North Carolina 28255

Telephone: (800) 669-2955 Facsimile: (704) 376-7231

Attention: Warehouse Lending Collateral Team

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of July 17, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”) between Bank of America, N.A. (“Buyer”) and loanDepot.com, LLC (“Seller”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Repurchase Agreement.

With respect to the mortgage loans referenced in the attached schedule (GNMA/FNMA/FHLMC Pool/Contract # _________) such pool consisting of ____ loans with an aggregate principal balance of $ ____, (a) we hereby certify to you that the mortgage loans are not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loans, such release to be effective automatically without any further action by any party upon payment from Buyer to Seller of an amount equal to the Purchase Price, in accordance with the wire instructions in effect on the date of such payment.

Very truly yours,

LOANDEPOT.COM, LLC

By:
Name:
Title:

O-1

ANNEX 2

EXHIBIT P

FORM OF WAREHOUSE LENDER’S RELEASE

Bank of America, N.A.

Warehouse Lending

200 N. College St.

Mail Code: NC1-004-04-21

Charlotte, North Carolina 28255

Telephone: (800) 669-2955 Facsimile: (704) 376-7231

Attention: Warehouse Lending Collateral Team

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of July 17, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”) between Bank of America, N.A. (“Buyer”) and loanDepot.com, LLC (“Seller”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Repurchase Agreement.

We hereby release all right, interest or claim of any kind (including, without limitation, any security interest or lien) with respect to the mortgage loans referenced in the attached schedule, such release to be effective automatically without any further action by any party, upon payment, in one or more installments in accordance with the wire instructions below, in immediately available funds, of an aggregate amount equal to or greater than $__________________.

Wire Instructions:
Bank:
ABA#:
Account Number:
Account Name:
Attention:

Very truly yours,

[WAREHOUSE LENDER]

By:
Name:
Title:

P-1